OWENS CORNING
                          Pro Forma Balance Sheet
                            as of June 30, 1998
                                (UNAUDITED)

                                         Eliminate
                                        the Business                Historical
                             Historical   Balance      Net Impact    Financial
                             Financial     Sheet       of Gain on   Statements
                             Statements     (a)           Sale      as Adjusted
Current Assets:

 Cash                          $    42    $    -       $     -      $    42
 Receivables                       597       (25)            -          572
 Inventories                       535       (16)            -          519
 Insurance  for asbestos
   claims-current portion          125         -             -          125
 Deferred income taxes             137         -             -          137
 Income taxes receivable            27         -             -           27
 Other current assets               64        (1)            -           63
                               -------    -------      -------      -------
       Total Current Assets      1,527       (42)            -        1,485

Property, plant and equip-
  ment, at cost                  3,647      (265)            -        3,382
    Less: Accumulated
      Depreciation              (1,888)      147             -       (1,741)
                               -------    -------       ------      -------
        Net property, plant
          and equipment          1,759      (118)            -        1,641
                               -------    -------       ------      -------

Other
 Insurance for asbestos
   litigation claims               310         -             -          310
 Asbestos costs to be
   reimbursed                       89         -             -           89
 Deferred income taxes             356         -           (15)(d)      341
 Goodwill                          788         -             -          788
 Investments in affiliates          50         -             -           50
 Other noncurrent assets           181         -             -          181
                               -------    ------        ------      -------
          Total Other            1,774         -           (15)       1,759
                               -------    ------        ------      -------

          Total Assets          $5,060    $(160)        $  (15)     $ 4,885
                               =======    =====         ======      =======


Current Liabilities:
 Accounts payable and accrued
   liabilities                  $  793    $  (8)        $   22(d)   $   807
 Reserve for asbestos claims
   - current portion               325        -              -          325
 Short-Term Debt                   119        -              -          119
 Current Portion LT Debt           128        -              -          128
                                ------    -----         ------      -------
    Total Current Liabilities    1,365       (8)            22        1,379
                                ------    -----         ------      -------
Long-Term Debt                   1,761        -           (525)(b)    1,236
                                ------    -----         ------      -------
Other
 Reserve for asbestos claims     1,121        -              -        1,121
 Asbestos liabilities
   - Fibreboard                     96        -              -           96
 Other employee benefits
   liability                       340      (10)             -          330
 Pension plan liability             61       (5)             -           56
 Other                             174        -            162(d)       336
                                ------    -----         ------      -------
      Total Other                1,792      (15)           162        1,939
                                ------    -----         ------      -------

Company obligated securities
  of entities holding solely
  parent debentures                503        -              -          503
                                ------    -----         ------      -------
Minority Interest                   21        -              -           21
                                ------    -----         ------      -------

Stockholders' Equity
 Common Stock                      669        -              -          669
 Deficit                          (987)       -            189(c)      (798)
 Accumulated other
   comprehensive income            (48)       -              -          (48)
 Other                             (16)       -              -          (16)
                                ------    -----         ------      -------
     Total Equity                 (382)       -            189         (193)
                                ------    -----         ------      -------

Total Liabilities &
   Stockholders' Equity         $5,060    $ (23)        $ (152)     $ 4,885
                                ======    =====         ======      =======



                                              Owens Corning
                                    Pro Forma Statement of Income
                               For the six months ended June 30, 1998
                                               (UNAUDITED)


                                                  Eliminate
                                   Historical   the Business's                  Pro forma
                                   Financial     Operations       Pro forma    Financial
                                   Statements        (a)          Adjustments    Results

Net Sales                            $ 2,423       $  (140)         $   22(b)     $ 2,305

Cost of Sales (Note 2)                 1,923           (91)             19(b)       1,851
                                     -------       -------          ------        -------

   Gross Margin                          500           (49)              3            454
                                     -------       -------          ------        -------

Operating Expenses (Note 2)
   Marketing and administrative
     expenses                            281            (4)              -            277
   Science and technology expenses        29            (1)              -             28
   Restructure costs                      87            (2)              -             85
   Other                                 (70)            2               -            (68)
                                     -------       -------          ------        -------
          Total operating expenses       327            (5)              -            322
                                     -------       -------          ------        -------

Income from operations                   173           (44)              3            132

   Cost of borrowed funds                 73             -             (15)(c)         58
                                     -------       -------          -------       -------

Income before provision for taxes        100           (44)              18            74

   Provision for income taxes             27           (17)               7(d)         17
                                     -------       -------          -------       -------
Income before minority interest and
   equity income of affiliates            73           (27)              11            57

   Minority interest                     (10)            -                -           (10)

   Equity in net income of affiliates      4             -                -(e)          4
                                     -------       -------          -------       -------

 Net Income                          $    67       $   (27)         $    11       $    51

 Net Income per Common Share

 Basic net income per share          $  1.25                                      $  0.95
                                     -------                                      -------
 Diluted net income per share        $  1.20                                      $  0.94


 Weighted average number of common
   shares outstanding and common
   equivalent shares during the
   period (in millions)

   Basic                                53.5                                         53.5
   Diluted                              58.7                                         58.7



                                   Owens Corning
                            Pro Forma Statement of Income
                         For the year ended December 31, 1997
                                    (UNAUDITED)


                                            Eliminate
                             Historical   the Business's                           Pro forma
                             Financial      Operations      Pro forma       Financial
                             Statements        (a)         Adjustments      Results

Net Sales                    $    4,373    $    (277)       $    41(b)      $  4,137

Cost of Sales (Note 2)            3,446         (182)            36(b)         3,300

  Gross Margin                      927          (95)             5              837

Operating Expenses (Note 2)
  Marketing and administrative
    expenses                        580           (7)             -              573
  Science and technology
    expenses                         69           (1)             -               68
  Restructure costs                  68            -              -               68
  Other                              28            3              -               31
                              ---------      -------         ------         --------
     Total operating expenses       745           (5)             -              740
                              ---------      -------         ------         --------

Income from operations              182          (90)             5               97

  Cost of borrowed funds            111            -            (30)(c)           81
                              ---------      -------         ------         --------

Income before provision for taxes    71          (90)            35               16

  Provision for income taxes          9          (34)            13(d)           (12)
                              ---------      -------         ------         --------

Income before minority
  interest and equity
  income of affiliates               62          (56)            21               28

  Minority interest                 (11)           -              -              (11)

  Equity in net income of
    affiliates                       11            -              -(e)            11
                               --------       ------         ------         --------

 Income before cumulative
   effect of accounting
   change                      $     62       $  (56)        $   21         $     28
                               ========       ======         ======         ========

 Net Income per Common
   Share

 Basic net income per share    $   1.18                                     $   0.53
                               --------                                     --------
 Diluted net income per share  $   1.17                                     $   0.52
                               --------                                     --------

 Weighted average number of
   common shares outstanding
   and common equivalent
   shares during the period
   (in millions)

 Basic                             52.9                                         52.9
 Diluted                           53.5                                         53.5


                        OWENS CORNING

           NOTES TO PRO FORMA FINANCIAL STATEMENTS
                         (UNAUDITED)

(1)  Basis of Presentation

  On July 1, 1998, Owens Corning (the "Company") contributed substantially all of the assets of its Glass
  Yarns and Specialty Materials Business (the "Business") to Advanced Glassfiber Yarns LLC, a Delaware Limited
  Liability Company ("AGY"). Prior to that time, the Business had been part of the Company's Composites
  Systems Business.  The Business has operations in Aiken,
  South Carolina, Huntingdon, Pennsylvania and South Hill,
  Virginia, and, additionally, purchases glass yarns products from facilities in Battice, Belgium and Guelph, Ontario that continue to be owned by subsidiaries of the Company.

  On September 30, 1998, the Company sold a 51% interest in
  AGY to AGY Holdings, Inc., a Delaware corporation
  ("Holdings"), for aggregate consideration of $331.5 million (the "Disposition"). Holdings is a wholly-owned subsidiary of Glass Holdings Corp., a Delaware corporation, which itself is a wholly-owned subsidiary of Groupe Porcher Industries, a French corporation that
  (along with its affiliates) is a significant existing customer of the Business. A wholly-owned subsidiary of the Company, Jefferson Holdings, Inc., a Delaware corporation ("Jefferson"), continues to hold a 49% interest in AGY. Upon the closing of the Disposition, AGY made a special distribution to Holdings and Jefferson, of which Jefferson received $191.1 million
  (less certain transaction expenses) (the "Distribution").

  In connection with the Disposition, the Company entered into agreements to provide various raw materials, capital equipment and services to AGY (the "Supply Agreements") at contractually agreed upon prices.

  The pro forma consolidated statements of income for the year ended December 31, 1997, and for the six months ended June 30, 1998, give effect to the Disposition and the Distribution as if they occurred as of the beginning of the periods presented. The pro forma consolidated statements of income include certain adjustments directly attributable to the Disposition and Distribution but do not reflect any non-recurring charges or credits. The pro forma consolidated balance sheet at June 30, 1998 has been prepared assuming the Disposition and Distribution occurred on June 30, 1998.

  The pro forma adjustments are based upon available information and certain assumptions that the management of the Company believes are reasonable. The pro forma consolidated financial statements do not purport to represent what the Company's financial position or results of operations actually would have been had such transactions in fact occurred on the dates indicated.
  These pro forma consolidated financial statements and the notes thereto should be read in conjunction with the Company's 1997 consolidated financial statements and the notes thereto.


 (2)  Restructuring, Other Actions and Dispositions

 During 1997, the Company recorded a charge for restructuring and other actions to close manufacturing facilities, enhance manufacturing productivity and reduce overhead. The charge was comprised of a $68 million pretax charge associated with the restructuring of the Company's business segments and a $75 million pretax charge associated with asset impairments, including investments in certain affiliates. The impact of these charges was to reduce income from operations for the year ended December 31, 1997 by $143 million and to reduce income before cumulative effect of accounting changes by
 $104 million.   (Please refer to the Company's previously
 filed Annual report on Form 10-K for further discussion of these items.)

 During the first quarter of 1998, the Company recorded a charge for restructuring and other actions to enhance manufacturing productivity and reduce overhead. This charge represented the Company's second phase of its strategic restructuring program announced at the beginning of 1998. The charge was comprised of an $87 million pretax charge associated with the restructuring of the Company's business segments, and an $8 million pretax charge associated with other actions.

 In addition, in the first quarter of 1998, the Company sold its 50% ownership interest in Alpha/Owens-Corning, LLC.
 With cash proceeds of approximately $103 million, the Company recorded a pretax gain of approximately $84 million. The pretax gain is recorded in other income on the accompanying Pro Forma Statement of Income for the six months ended June 30, 1998.

 The impact of the above items was to decrease income from operations and net income by $11 million for the six months ended June 30, 1998. (Please refer to the Company's previously filed Quarterly report on Form 10-Q for further discussion of these items.)

(3)  Pro Forma Adjustments - Statements of Income

  The following describes the adjustments made to reflect the transaction described above as if it had occurred at the beginning of the periods presented, as indicated in
  Note 1.

  (a) Represents the elimination of the historical results of operations of the Business, and the related provision for income taxes at the Company's statutory rate.

  (b) The following table reflects the recurring effects of the supply agreements on net sales and cost of sales:


                                 Net Sales                      Cost of Sales
                        ---------------------------     --------------------------
                                         Six Months                     Six Months
                           Year Ended      Ended         Year Ended       Ended
                           December 31,   June 30,      December 31,     June 30,
(In millions of dollars)      1997         1998            1997           1998
                        ------------  -------------      ------------    ----------




  Raw material supply
    agreements                $ 11         $   6            $   9           $   5
  Capital equipment
    and service
    agreements                   4             2                2               1
  Finished good
    supply agreements           26            14               28              14
  Employee benefits              -             -               (3)             (1)
                             -----         -----            -----           -----
                              $ 41          $ 22             $ 36           $  19
                             =====         =====            =====           =====

       Raw Material Supply Agreements

       The Company had historically provided the Business with certain raw materials, either purchased or manufactured by the Company, at cost. Pursuant to the terms of certain raw material supply agreements, the Company will supply these raw materials at a contractually agreed upon price.

       Capital Equipment and Service Agreements

       The Company had historically provided certain capital equipment and fabrication services to the Business at cost. Pursuant to the terms of certain capital equipment and services agreements, such equipment and related services will be provided to AGY at contractually agreed upon prices.

       Finished Good Supply Agreements

       The Company will continue to manufacture certain glass yarns products and other specialty materials and will sell these products to AGY under finished good supply agreements at contractually agreed upon prices. The historical net sales and cost of sales associated with these products were eliminated as described in 3 (a) above and have been included in the pro forma adjustments at the agreed upon prices.

       Employee Benefits

       Reflects the reduction of the net pension expense and net postretirement benefits expense over the amounts recorded historically, as a result of the transfer of employees to AGY.

  (c) Reflects the reduction in interest expense due to the Company's use of the net proceeds to reduce certain outstanding debt.

  (d) Reflects the tax effects of the pro forma adjustments at the Company's statutory tax rate.

  (e) In connection with the Disposition and Distribution, AGY made cash distributions to the Company and Glass Holdings Corp. in excess of the total equity of AGY. As a result, the Company will not record its equity in the net income or loss of AGY until such time as AGY eliminates its equity deficit. Accordingly, the pro forma Statements of Income for the year ended December 31, 1997 and for the six months ended June 30, 1998 do not include an adjustment to record the Company's equity in the net income of AGY.

(4)  Pro Forma Adjustments - Balance Sheet

  The following adjustments reflect, among other items, the effects of certain non-recurring items resulting from the Disposition described in Note 1.

  (a) Reflects the removal of the assets contributed to and the liabilities assumed by AGY from the Company's historical balance sheet.

  (b) Reflects the net reduction in debt from receipt of the Disposition and Distribution proceeds.

  (c) Reflects the net of tax impact of the Disposition and Distribution.

  (d) Reflects the tax effects of the Disposition and Distribution, the accrual of certain transaction expenses and a contractual obligation of the Company to provide financial support to AGY in the event that AGY is unable to pay interest on its indebtedness for a period of three years.